UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 10, 2008

NANOSENSORS, INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  000-51007

NEVADA	20-0452700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

38275 Remington Park
Farmington Hills, MI 48331
(Address and zip code of principal executive offices)

(248) 232-8039
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On November 10, 2007, NanoSensors, Inc. entered into a separation agreement with Mr. Joshua Moser, its Interim Chief Financial Officer and Vice President. Pursuant to the separation agreement, Mr. Moser resigned from all positions with NanoSensors, effective October 31, 2008. Pursuant to the separation agreement, NanoSensors agreed to pay or provide him with the following: (a) a severance payment of $2,500.00, (b) an additional amount of $12,500 for accrued salary and for unused vacation benefits, and (c) the immediate vesting of all options granted to him under our 2006 Equity Compensation Plan, along with the continuation of the exercise period thereof for 5 years after the termination date. In consideration of the foregoing, Mr. Moser provided NanoSensors with a general release and agreed to hold information respecting NanoSensors in confidence.

Item 1.02	Termination of Material Definitive Agreement

As described in Item 1.01 of this Current Report, NanoSensors, Inc. has entered into a Separation Agreement with Mr. Joshua Moser, its its Interim Chief Financial Officer and Vice President, resulting in the termination of his employment agreement dated August 3, 2006. To the extent required by Item 1.02 of Form 8-K, the information contained or incorporated by reference in Item 1.01 and Item 5.02 of this Current Report regarding Mr. Moser is incorporated by reference in this Item 1.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 10, 2007, we entered into a separation agreement with Mr. Joshua Moser, our Interim Chief Financial Officer and Vice President. To the extent required by Item 5.02 of Form 8-K, the information contained or incorporated by reference in Item 1.01 of this Current Report regarding Mr. Moser is incorporated by reference in this Item 5.02.

In addition, Mr. Robert Baron, Interim Chief Executive Officer and Chairman of the Board, resigned from all positions with the Company.

In addition, in light of the departure of Mr. Baron from our company, we appointed Mr. Barry J. Miller, General Counsel and Secretary, to serve as our interim Chief Executive Officer.

Although we have not entered into a written agreement with Mr. Miller, we have agreed to provide him with compensation in consideration of his agreement to serve in these capacities. Specifically, we agreed by resolution of the Board to pay him a salary at the rate of $5,000 per month during his service in this capacity. The retainer agreement, pursuant to which Panalaw, Inc., a corporation controlled by Mr. Miller, is unaffected by this arrangement.

Item 8.01	Other Events

The Company has terminated its current business operations and is positioned as as a shell company. We do not have any specific merger, stock exchange, asset acquisition, reorganization or other business combination under consideration or contemplation. The Company will close its current office.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit Number	Exhibit Title or Description
	10.1	Separation Agreement between NanoSensors, Inc. and Joshua Moser

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NANOSENSORS, INC.

By: /s/ Barry J. Miller
Name: Barry J. Miller
Title: Chief Executive Officer
Date: November 14, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement between NanoSensors, Inc. and Joshua Moser